Exhibit 10.30

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of February 13, 2013, is entered into among STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), STAG INDUSTRIAL, INC., a Maryland corporation and the sole member of the sole general partner of Borrower (“Parent”), BANK OF AMERICA, N.A., as Administrative Agent on behalf of the various lenders (the “Lenders”) under the Credit Agreement set forth below, Swing Line Lender and L/C Issuer (the “Administrative Agent”), and the Lenders.

WHEREAS, the Borrower, Parent, Lenders, and the Administrative Agent have entered into a certain Credit Agreement dated as of September 10, 2012 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meaning provided in the Credit Agreement); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Credit Agreement, the parties hereto agree as follows:

1.                                      The definition of “Borrowing Base” is hereby deleted in its entirety and shall be replaced by the following:

“Borrowing Base” means, as of any date of determination, (a) the lesser of (i) the product of (A) sixty percent (60%) times (B) the aggregate Borrowing Base Values of the Borrowing Base Properties, and (ii) the Implied Loan Amount, less (b) any Unsecured Indebtedness then outstanding (other than the Total Outstandings).  Notwithstanding the foregoing, the amount of the Borrowing Base attributable to any individual Borrowing Base Property shall not exceed twenty five percent (25%) of the Borrowing Base.

2.                                      The definition of “Consolidated Debt Service Ratio” is hereby deleted in its entirety and shall be replaced by the following:

“Consolidated Debt Service Coverage Ratio” means, as of any date of determination, the ratio of (a) the aggregate Adjusted NOI with respect to the Borrowing Base Properties for the quarter most-recently ended for which financial statements are available divided by (b) pro forma debt service on an amount equal to all Unsecured Indebtedness of the Parent and its Subsidiaries assuming a thirty (30) year amortization and an interest rate equal to seven and one-half percent (7.5%) per annum.

3.                                      The definition of “Unencumbered Asset Value” is hereby deleted in its entirety and shall be replaced by the following:

“Unencumbered Asset Value” means without duplication, the sum of (a) for each Unencumbered Property owned for the most recent four fiscal quarters ended, the Adjusted NOI attributable to such Unencumbered Property for the most recent four quarters for which quarterly financial statements are available divided by the Capitalization Rate, plus (b) for each Unencumbered Property owned the last two fiscal quarters but less than four fiscal quarters, the Adjusted NOI attributable to such Unencumbered Property for the most recently ended two fiscal quarters for which financial statements are available multiplied by two divided by the Capitalization Rate, plus (c) for each Unencumbered Property acquired within the last two fiscal quarters, the acquisition cost of such Unencumbered Property.

4.                                      The following definitions are hereby added to the Credit Agreement in the correct alphabetical order:

“Release Request” has the meaning specified in Section 4.09(a).

“Required Notice” has the meaning specified in Section 2.01(b)(ii).

“Unencumbered Property” means any Property owned by the Borrower, the Parent or any of their Subsidiaries which is (a) a Borrowing Base Property or (b) free and clear of any Liens other than Permitted Liens and meets the requirements of (1) subsections (i), (ii) and (iii) of the definition of Acceptable Property and (2) subsections (b), (c), (e) and (f) of Section 4.04.

“Wells Credit Agreement” means that certain Term Loan Agreement dated February 14, 2013 entered into by the Borrower, as borrower, the Parent and Wells Fargo Bank, National Association, as administrative agent and the various lenders that are a party thereto.

5.                                      Section 4.09(c) is hereby amended by deleting the first sentence of the first paragraph of such subsection and shall be replaced by the following:

“Upon the written request of Borrower delivered to Agent at least ten (10) Business Days prior to the requested release date (the “Material Subsidiary Release Request”), Administrative Agent shall release an applicable Material Subsidiary which is not a Subsidiary which owns a Borrowing Base Property or owns a direct or indirect interest in a Borrowing Base Property from the Subsidiary Guaranty, provided that no Default exists before and after giving effect thereto, to the extent the Borrower provides evidence that such release is required in order for the Borrower to consummate a sale, financing or refinancing of a Real Property owned by such Material Subsidiary, or another financing which will involve such Material Subsidiary being obligated (whether as a borrower,

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guarantor or otherwise) in connection with such financing and such financing expressly prohibits the Material Subsidiary from guaranteeing Indebtedness of any other person or entity.”

6.                                      Section 8.02 is hereby amended by deleting subsection (f) thereof and adding the following subsections (f), (g) and (h) at the end thereof:

(f)                                   Unsecured Indebtedness under the Wells Credit Agreement;

(g)                                  Unsecured Indebtedness of the Borrower and its Subsidiaries and unsecured guarantees with respect to such Unsecured Indebtedness, provided that (i) such Indebtedness shall at all times remain Unsecured Indebtedness in all respects (including, for the avoidance of doubt, that the Equity Interests of any Guarantor shall not be pledged as security for any such Indebtedness), (ii) both before and immediately after giving effect to the incurrence of any such Unsecured Indebtedness, no Default or Event of Default has occurred or is continuing, (iii) prior to incurring any such Unsecured Indebtedness, the Borrower shall be in compliance with Section 2.05(c) and each of the financial covenants set forth in Section 8.14 of this Agreement on a pro forma basis immediately after giving effect to such Unsecured Indebtedness; and

(h)                                 Indebtedness of the Borrower or the Parent incurred or assumed after the date hereof that is either Unsecured Indebtedness or is secured by Liens on assets of the Parent or the Borrower (other than any Unencumbered Property that is a Borrowing Base Property or the Equity Interests in any Loan Party); provided, such Indebtedness shall be permitted under this Section 8.02(h) only if: (i) no Default shall exist immediately before or immediately after the incurrence or assumption of such Indebtedness, and (ii) there exists no violation of the financial covenants set forth in Section 8.14 hereunder on a pro forma basis after the incurrence or assumption of such Indebtedness.

7.                                      Section 8.13(b) and (c) are hereby deleted in their entirety and replaced with the following:

(b)                                 Any Person (other than Parent or Borrower) that directly or indirectly owns Equity Interests in any Subsidiary Guarantor to (i) incur any Secured Indebtedness (other than Indebtedness listed on Schedule 8.13), (ii) provide Guarantees to support Secured Indebtedness (other than Indebtedness listed on Schedule 8.13), or (iii) have its Equity Interests subject to any Lien or other encumbrance (other than in favor of the Administrative Agent).

(c)                                  Any Subsidiary Guarantor that owns a Borrowing Base Property to incur any Secured Indebtedness.

8.                                      Exhibit C to the Credit Agreement (Compliance Certificate) is hereby deleted in its entirety and replaced with Exhibit C annexed hereto.

9.                                      Exhibit E to the Credit Agreement (Borrowing Base Report) is hereby deleted in its entirety and replaced with Exhibit E annexed hereto

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10.                               Borrower hereby acknowledges and agrees that it does not have any offsets, defenses, claims, or counterclaims against the Administrative Agent, the L/C Issuer or any Lender or any of their respective affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Credit Agreement, any Loan Document or any other documents executed in connection with the Loan, or otherwise, and that if the Borrower now has, or ever did have, any such offsets, defenses, claims, or counterclaims against the Administrative Agent, the L/C Issuer or any Lender or any of their respective affiliates, or their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Administrative Agent, the L/C Issuer and each Lender and their respective affiliates, and their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

11.                               Miscellaneous.

(a)                                 Borrower represents and warrants that there is no Default or Event of Default under the Loan.

(b)                                 This Agreement shall be binding upon the Borrower the Administrative Agent, the L/C Issuer and each Lender and their respective successors and assigns and shall enure to the benefit of the Administrative Agent, the L/C Issuer and each Lender and the Borrower and their respective successors and assigns.

(c)                                  Except as amended hereby, the Loan Documents shall remain in full force and effect and are in all respects hereby ratified and affirmed.

(d)                                 The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to the Administrative Agent, the L/C Issuer or any Lender and whether or not existing on the date of this Agreement.

(e)                                  Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

(f)                                   This Agreement, together with the agreements, instruments and other documents executed in connection herewith, incorporates all discussions and negotiations between the Borrower, the Administrative Agent, the L/C Issuer and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding.  No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof.  No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Borrower, the Administrative Agent, the L/C Issuer and each Lender shall be effective

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unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party shall be the Lenders, then by a duly authorized officer thereof.

(g)                                  Except as otherwise expressly provided for in this Agreement or in the other agreements being executed contemporaneously herewith, all of the terms, conditions and provisions of the Loan Documents shall remain the same.  The Borrower shall continue to comply with all of the terms and conditions of the Loan Documents, as modified hereby or contemporaneously herewith.

(h)                                 All rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New York and are intended to take effect as sealed instruments.

(i)                                     The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the parties to this Agreement.

(j)                                    In the event of any inconsistency between the provisions of this Agreement and the Loan Documents, the provisions of this Agreement shall govern and control.

(k)                                 This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

[Remainder of page intentionally left blank]

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It is intended that this Agreement be executed as an instrument under seal as of the date first written above.

BORROWER:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC, its General Partner

	By:	/s/ Benjamin S. Butcher
	Name:	Benjamin S. Butcher
	Title:	President

PARENT:

STAG INDUSTRIAL, INC., a Maryland corporation

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	President

[Signature page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent on behalf of the Lenders, and as Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

[Signature page to First Amendment to Credit Agreement]

LENDERS:	ROYAL BANK OF CANADA, as Lender

	By:	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

[Signature page to First Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as Lender

By:	/s/ D. Bryan Gregory
Name:	D. Bryan Gregory
Title:	Director

[Signature page to First Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Douglas E. Blackman
Name:	Douglas E. Blackman
Title:	SVP

[Signature page to First Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Vice President

[Signature page to First Amendment to Credit Agreement]

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

[Signature page to First Amendment to Credit Agreement]

TD BANK, N.A., as Lender

By:	/s/ Michael S. Pappas
Name:	Michael S. Pappas
Title:	Vice President

[Signature page to First Amendment to Credit Agreement]

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director

[Signature page to First Amendment to Credit Agreement]

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:               ,

To:                             Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 10, 2012 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), STAG Industrial, Inc., a Maryland corporation and the sole general partner of Borrower (“Parent”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                       of Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to Administrative Agent on the behalf of Parent, for itself and as general partner of Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.             Parent has delivered the year-end audited financial statements required by Section 7.01(a) of the Agreement for the fiscal year of Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             Parent has delivered the unaudited financial statements required by Section 7.01(b) of the Agreement for the fiscal quarter of Parent ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Companies in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Companies during the accounting period covered by such financial statements.

3.             A review of the activities of the Companies during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Companies performed and observed all of their Obligations under the Loan Documents, and

[select one:]

[during such fiscal period each Company has performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

Exhibit C - 1

—or—

[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.             The representations and warranties of Parent and Borrower contained in Article VI of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 6.05(b) shall be deemed to refer to the most-recent statements furnished pursuant to Section 7.01(b) of the Agreement, in each case, including the statements delivered in connection with this Compliance Certificate.

5.             The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                          , 20    .

BORROWER:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC,
It’s General Partner

By:
Name:
Title:

PARENT:

STAG INDUSTRIAL, INC., a Maryland corporation

By:
Name:
Title:

Exhibit C - 2

For the Quarter/Year ended                                       (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 8.14(a) — Maximum Consolidated Leverage Ratio.

	A.	Consolidated Total Debt as of the Statement Date:	$
	B.	Total Asset Value as of the Statement Date (See Schedule 2):	$
	C.	Consolidated Leverage Ratio (Line I.A divided by Line I.B):	%
		Maximum permitted:	60%

II.	Section 8.14(b) — Maximum Secured Leverage Ratio.

	A.	Secured Indebtedness as of the Statement Date:	$
	B.	Total Asset Value as of the Statement Date (See Schedule 2):	$
	C.	Secured Leverage Ratio (Line II.A divided by Line II.B):	%
		Maximum permitted:	45%

III.	Section 8.14(c) — Maximum Unencumbered Leverage Ratio.

	A.	Unsecured Indebtedness as of the Statement Date:	$
	B.	Unencumbered Asset Value as of the Statement Date (See Schedule 2):	$
	C.	Unencumbered Leverage Ratio (Line III.A divided by Line III.B):	%
		Maximum permitted:	60%

IV.	Section 8.14(d) — Maximum Secured Recourse Debt.

	A.	Secured Indebtedness which is Recourse Indebtedness with respect to the Borrower, as of the Statement Date:	$
	B.	Total Asset Value as of the Statement Date (See Schedule 2):	$
	C.	Secured Recourse Debt Ratio (Line IV.A divided by Line IV.B):	%
		Maximum permitted:	7.5%

V.	Section 8.14(e) — Minimum Fixed Charge Ratio.

	A.	Consolidated EBITDA for the four (4) fiscal quarters ending on the Statement Date (the “Subject Period”) (See Schedule 2):	$
	B.	Consolidated Fixed Charges for the Subject Period (See Schedule 2):	$

Exhibit C - 3

	C.	Fixed Charge Ratio (Line V.A. divided by Line V.B):	to 1
		Minimum required:	1.5 to 1

VI.	Section 8.14(f) — Minimum Tangible Net Worth.

	A.	Tangible Net Worth as of the Closing Date multiplied by 85%:	$
	B.	Net proceeds of Equity Issuances by the Companies from the Closing Date to the Statement Date multiplied by 75%:	$
	C.	Minimum Tangible Net Worth (Line VI.A plus Line VI.B):	$
	D	Tangible Net Worth as of the Statement Date:	$
	E.	[Excess][Deficiency] for covenant compliance (Line VI.D minus Line VI.C):	$

VII.	Section 8.03 — Investments

	A.	Investments in non-wholly owned Subsidiaries and Unconsolidated Affiliates not to at any time exceed twenty-five (25%) of Total Asset Value:

Investments in Subsidiaries and Unconsolidated Affiliate $
Total Asset Value $
Percentage

	B.	Investments in mortgages and mezzanine loans not to at any time exceed fifteen percent (15%) of Total Asset Value:

Investments in Mortgages and Mezzanine Loans $
Total Asset Value $
Percentage

	C.	Investments in unimproved land holdings and Construction in Progress not to at any time exceed ten percent (10%) of Total Asset Value:

Investments in unimproved land holdings and Construction in Progress $
Total Asset Value $
Percentage

	D	Aggregate Investments of the types described in clauses A through C above shall not at any time exceed thirty percent (30%) of Total Asset Value:

Total Investments (A —C)
Total Asset Value $

Exhibit C - 4

Percentage

VIII.	Availability.

	A.	Aggregate Borrowing Base Values times 60%	$
	B.	Implied Loan Amount	$
	C.	Borrowing Base (lesser of A and B) less any Unsecured Indebtedness (other than the Total Outstandings)	$

Exhibit C - 5

For the Quarter/Year ended                                       (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

CALCULATION OF TOTAL ASSET VALUE, UNENCUMBERED ASSET VALUE,
CONSOLIDATED EBITDA, ADJUSTED NOI, CONSOLIDATED FIXED CHARGES,
AVAILABILITY, ETC.

(all in accordance with the definition for such term
as set forth in the Agreement)

[Provide Various Calculations]

Exhibit C - 6

Exhibit E

BORROWING BASE REPORT

To:                             Bank of America, N.A., as Administrative Agent

Date:          ,

A. Aggregate Borrowing Base Values (multiplied by 60%):	$

B. Implied Loan Amount (See Schedule I):	$

C. Borrowing Base (Lesser of Line A and Line B) less any Unsecured Indebtedness then outstanding (other than the Total Outstandings):	$

D. Aggregate Commitments:	$

E. Available Loan Amount (Lesser of Line D and Line C):	$

F. Total Outstandings:	$

G. [Borrowing Availability][Borrowing Base Deficiency] (Line E minus Line F):	$

H. Total Revolver Outstandings	$

I. Aggregate Revolving Commitments	$

J. Available Revolver Loan Amount (lesser of (I) or ((C) less the Total Term Loan Outstandings))	$

K. [Borrowing Availability][Borrowing Base Deficiency] (Line J minus Line H):

This report (this “Report”) is submitted pursuant to that certain Credit Agreement, dated as of              , 2012 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), STAG Industrial, Inc., Maryland corporation (“Parent”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Exhibit E - 1

The undersigned hereby certify, as of the date first written above, that (a) the amounts and calculations herein and in Schedule I accurately reflect the Borrowing Base, Available Loan Amount, and Total Outstandings and (b) no Default has occurred or is continuing.

BORROWER:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC,
its General Partner

By:
Name:
Title:

PARENT:

STAG INDUSTRIAL, INC., a Maryland corporation

By:
Name:
Title:

Exhibit E - 2

SCHEDULE I
to Borrowing Base Report

Implied Loan Amount

[Provide Calculation]

Exhibit E - 3